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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement of New Jersey Resources Corporation on Form S-8 of our reports dated October 28, 1997 and December 29, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of New Jersey Resources Corporation for the year ended September 30, 1997.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Parsippany, New Jersey
July 13, 1998